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                            SECOND AMENDED AND RESTATED
                          EMPLOYEE AND DIRECTOR INCENTIVE
                                     STOCK PLAN
                                         OF
                          MERIDIAN INDUSTRIAL TRUST, INC.

       1.     PURPOSE OF THE PLAN AND DEFINITIONS

       1.1 PURPOSE. The purposes of this Second Amended and Restated Employee and Director Incentive Stock Plan (the "PLAN") of Meridian Industrial Trust, Inc. (the "COMPANY") are to:

              (a) furnish incentive to individuals chosen to receive stock-based awards because they are considered capable of responding by improving operations and increasing profits;

              (b) encourage selected employees to accept or continue employment with the Company, and

              (c) increase the interest of directors in the Company's welfare through their participation in the growth in value of the Company's common stock ("STOCK").

To accomplish these purposes, this Plan provides a means whereby employees and directors may receive Awards. Options will be either NQOs subject to federal income taxation upon exercise or ISOs not subject to federal income taxation upon exercise.

       1.2 DEFINITIONS. For purposes of this Plan, the following terms have the following meanings:

              "ADMINISTRATOR" has the meaning given it in Section 4.1.

              "AFFILIATE" means a parent or subsidiary corporation, as defined in the applicable provisions (currently Section 424) of the Code at the time this definition is being applied.

              "AWARD" means any award under this Plan, including any Option, Restricted Stock, Stock Appreciation Right or Director Stock.

              "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant or other written document approved by the Administrator setting forth the terms and conditions of the Award.

              "BOARD" means the Board of Directors of the Company.

              "CHANGE OF CONTROL" means the occurrence of any of the following events:


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       (a)    The acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (x) the then outstanding shares of Stock (the "OUTSTANDING COMPANY COMMON STOCK") or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING COMPANY VOTING SECURITIES"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control; (i) any acquisition directly from the Company, (ii) any acquisition by the Company,
              (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company or (iv) any acquisition by any entity pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) below; and provided further that an acquisition of beneficial ownership that is a direct result of a redemption, repurchase or cancellation of shares of Outstanding Company Common Stock or Outstanding Company Voting Securities authorized by the Incumbent Board (as hereinafter defined) shall not constitute a Change of Control; or

       (b) Individuals who, as of the date of this Plan, constitute the Board (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date of this Plan whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

       (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another entity (a "BUSINESS COMBINATION"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting


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

       Securities, as the case may be, (ii) no Person (excluding any entity resulting from such Business Combination, any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock of the Company resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such Company except to the extent that such ownership existed prior to the Business Combination and
       (iii) at least a majority of the members of the board of directors of the Company resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

       (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

              "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

              "COMMISSION" means the Securities and Exchange Commission and any successor agency.

              "COMMITTEE" has the meaning given it in Section 4.1.

              "COMPANY" has the meaning given it in Section 1.1.

              "DIRECTOR OPTION" has the meaning given it in Section 5.3.

              "DIRECTOR STOCK" means stock issued to an Eligible Director under
Section 9.

              "DISINTERESTED PERSON" means a person who is both a "non-employee director" under Rule 16b-3 and an "outside director" as defined in Section 162(m), unless the Board has determined that the Plan should not comply with Rule 16b-3 or Section 162 (m) or both.

              "EFFECTIVE DATE" has the meaning given it in Section 18.

              "ELIGIBLE DIRECTOR" has the meaning given it in Section 5.3.

              "EMPLOYEE" has the meaning ascribed to it for purposes of Section 3401(c) of the Code and the Treasury Regulations adopted under that Section. It includes an officer or a director who is also an employee.

              "EMPLOYMENT TERMINATION" means that a Participant has ceased, for any reason and with or without cause, to be an employee or director of, or a consultant to, the Company or any


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Affiliate of the Company.  However, the term "Employment Termination" shall not include an Eligible Director ceasing to be a director.

              "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

              "EXECUTIVE OFFICER" means an eligible person who, as of the earliest of the date an Award is vested, the date restrictions with respect to an Award lapse or the date a payment is made pursuant to an Award Agreement, is one of the "covered employees" defined in Treasury Regulations adopted under
Section 162(m).

              "GRANT DATE" means the date on which an Award becomes effective.

              "INCENTIVE STOCK OPTION" or "ISO" means any Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code or successor provision.

              "NON-QUALIFIED STOCK OPTION" or "NQO" means any Option that is not an Incentive Stock Option.

              "NON-SURVIVING EVENT" means an event of Restructure as described in either subparagraph (b) or (c) of the definition of "Restructure"set forth below.

              "OPTION" means an option granted under Section 6.

              "OPTION AGREEMENT" means an Award Agreement evidencing an Option.

              "PARTICIPANT" means an eligible person granted an Award.

              "PERSON" means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a limited liability company, a partnership, a trust or other entity. A Person, together with that Person's affiliates and associates (as those terms are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Corporation with that Person, shall be deemed a single "Person."

              "PLAN" means this plan.

              "RESTRICTED STOCK" means an Award of Stock subject to restrictions, as more fully described in Section 7.


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              "RESTRUCTURE" means the occurrence of any one or more of the following:

       (a) The merger or consolidation of the Company with any Person, whether effected as a single transaction or a series of related transactions, with the Company remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Company, cash or other property;

       (b) The merger or consolidation of the Company with any Person, whether effected as a single transaction or a series of related transactions, with (i) the Company not being the continuing or surviving entity of that merger or consolidation or (ii) the Company remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Company, cash or other property; or

       (c) The transfer, directly or indirectly, of all or substantially all of the assets of the Company (whether by sale, merger, consolidation, liquidation or otherwise) to any Person whether effected as a single transaction or a series of related transactions.

              "RETAINER" has the meaning given it in Section 9.

              "RULE 16B-3" means Rule 16b-3 adopted under Section 16(b) of the Exchange Act or any successor rule, as it may be amended from time to time, and references to paragraphs or clauses of Rule 16b-3 refer to the corresponding paragraphs or clauses of Rule 16b-3 as it exists at the Effective Date or the comparable paragraph or clause of Rule 16b-3 or successor rule, as that paragraph or clause may thereafter be amended.

              "SECTION 162(M)" means Section 162(m) of the Code and the Treasury Regulations adopted from time to time under that Section, or any successor law or regulations as they may be amended from time to time.

              "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and any successor statute.

              "STOCK" has the meaning given it in Section 1.1( c).

              "STOCK APPRECIATION RIGHT" means an Award granted under Section 8.

              "STOCKHOLDER APPROVED STANDARD" means any pre-established, objective performance goal qualifying under Section 162(m) and approved by the stockholders of the Company in accordance with Section 162(m), including (a) total stockholder return (stock price appreciation plus dividends), (b) net income, (c) earnings per share, (d) return on sales, (e) return on equity, (f) return on assets, (g) increase in the market price of Stock or other securities of the Company and (h) the performance of the Company in any of the items mentioned in clause (a)


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through (g) in comparison to the average performance of the companies used in a self-constructed peer group established before the beginning of the performance period.

              "SUBSIDIARY" means a subsidiary corporation of the Company, as defined in the applicable provisions (currently Section 424) of the Code at the time this definition is being applied.

              "TEN PERCENT STOCKHOLDER" means any person who, at the time this definition is being applied, owns, directly or indirectly (or is treated as owning by reason of attribution rules currently set forth in Code Section 424), stock of the Company constituting more than ten percent of the total combined voting power of all classes of outstanding stock of the Company or of any Affiliate of the Company.

       2.     ELIGIBLE PERSONS

       Every person who, at or as of the Grant Date, is (a) a full-time employee of the Company or a Subsidiary of the Company, (b) a director of the Company or
(c) someone whom the Administrator designates as eligible for an Award (other than for Incentive Stock Options) because the person (i) performs bona fide consulting or advisory services for the Company or a Subsidiary of the Company (other than services in connection with the offer or sale of securities in a capital-raising transaction) and (ii) has a direct and significant effect on the financial development of the Company or a Subsidiary of the Company shall be eligible to receive Awards. Directors of the Company who are not full-time employees are only eligible to receive NQOs under Section 5.3 and Director Stock under Section 9. Notwithstanding the foregoing provisions of this Section 2, to ensure that the requirements of Section 4 are satisfied, the Board may from time to time specify individuals who shall not be eligible for the grant of Awards under any plan of the Company or its affiliates. Nevertheless, the Board may at any time determine that an individual who has been so excluded from eligibility shall become eligible for grants of Awards under any plans of the Company or its affiliates so long as that eligibility will not impair the Plan's satisfaction of the conditions of Rule 16b-3, unless the Board has determined that the Plan should not comply with Rule 16b-3.

       3.     SHARES OF STOCK SUBJECT TO THE PLAN

       3.1    MAXIMUM AMOUNT OF SHARES.  Subject to the provisions of Section
3.6 of the Plan, the aggregate number of shares of Stock that the Company may have subject to outstanding Awards at one time under the Plan shall be an amount equal to (a) seven percent of the aggregate of (i) the total number of shares of Stock outstanding from time to time, PLUS (ii) the total number of securities convertible into or exchangeable or exercisable for shares of Stock outstanding from time to time (in each case other than any such securities issued under this Plan and any other stock-based plan for employees or directors of the Company) MINUS (b) the total number of shares of Stock subject to outstanding Awards on the date of calculation under this Plan and any other stock-based plan for employees or directors of the Company.

       3.2 DETERMINATION OF AVAILABLE SHARES. In computing the total number of shares subject to outstanding Awards at one time under the Plan, the Committee shall count the number of


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shares of Stock subject to issuance upon exercise or settlement of outstanding
Options or SARs and the number of shares of Stock subject to outstanding Restricted Stock Awards to the extent such shares are subject to restriction, determined in each case as of the Date of Grant of each Award (other than Awards designated to be paid only in cash), but shall not count the number of shares of Stock that have been issued upon prior exercise or settlement of Awards.

       3.3 RESTORATION OF UNUSED AND SURRENDERED SHARES. If Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of Stock, or is exchanged for other Awards, the shares of Stock that were subject to that Award shall no longer be charged against the number of available shares and shall again be available for issue, transfer, or exercise pursuant to Awards under the Plan to the extent of such forfeiture, termination, expiration, or other cessation of its subjection to an Award.

       3.4 DESCRIPTION OF SHARES. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Company, or (c) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Administrator may determine from time to time at its sole option.

       3.5 REGISTRATION AND LISTING OF SHARES. From time to time, the Board of Directors and appropriate officers of the Company shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to Awards.

       3.6 REDUCTION IN OUTSTANDING SHARES OF STOCK. Nothing in this Section 3 shall impair the right of the Company to reduce the number of outstanding shares of Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Stock shall
(a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested or (b) impair the status of any shares of Stock previously issued pursuant to an Award or thereafter issued pursuant to a then-outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

       4.     ADMINISTRATION

       4.1 ADMINISTRATOR. This Plan shall be administered by the Board or by a committee or sub-committee (the "COMMITTEE") appointed by the Board. The Committee shall administer the Plan with respect to all eligible persons who are subject to Section 16(b) of the Exchange Act, but the Committee shall not have the power to appoint members of the Committee or to terminate, modify or amend the Plan. The Board may administer the Plan with respect to all other eligible persons or may delegate all or part of that duty to the Committee or to any other person or persons. Unless the context otherwise requires, references in this Plan to the "ADMINISTRATOR" shall refer to the Committee or the Board or its delegee as administrator of the Plan for eligible persons who are not subject to Section 16(b). Unless the Board determines not to have Awards under the Plan


                                         -7-
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comply with the requirements of Rule 16b-3 and Section 162(m), the Committee shall be constituted so that, as long as Stock is registered under Section 12 of the Exchange Act: (a) each member of the Committee shall be a Disinterested Person who is a member of the Board and so that the Plan in all other applicable respects will qualify transactions related to the Plan for the exemptions from
Section 16(b) provided by Rule 16b-3, to the extent exemptions may be available, and for the performance-based compensation exemption of Section 162(m), and (b) no discretion regarding Awards to eligible persons shall be afforded to a person who is not a Disinterested Person if such discretion would cause such Award not to qualify for the performance-based compensation exemption of Section 162(m) or the exemptions provided by Rule 16b-3. The number of persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board and, unless the majority of the Board determines otherwise, shall be no fewer than two persons. With the exception of grants or awards of the type specified in Sections 5.3 and 9.1 of this Plan, persons elected to serve on the Committee as Disinterested Persons shall not be eligible to receive Awards or equity securities under any plan of the Company or any of its affiliates while they are serving as members of the Committee and shall not have been granted or awarded equity securities under the Plan or any other plan of the Company or any of its affiliates during the year before their appointments to the Committee become effective.

       4.2 DURATION, REMOVAL, ETC. The members of the Committee shall serve at the pleasure of the Board, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from the Committee by giving at least three days' written notice to the Board. The Board, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board shall promptly fill any vacancy that causes the number of members of the Committee to be fewer than two or any other number that Rule 16b-3 or Section 162(m) may require from time to time (unless the Board of Directors expressly determines not to have Awards under the Plan comply with Rule 16b-3 or Section 162(m)).

       4.3 MEETINGS AND ACTIONS OF COMMITTEE. The Board shall designate which of the Committee members shall be the chair of the Committee. If the Board fails to designate a chair for the Committee, the members of the Committee shall elect one of the Committee members as chair, who shall act as chair until the director ceases to be a member of the Committee or until the Board elects a new chair. The Committee shall hold its meetings at those times and places as the chair of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required and a quorum shall be deemed present if at least a majority of the members of the Committee is present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with this Plan, the charter or bylaws of the Company, Rule 16b-3 (so long as it is applicable) or Section 162(m) (so long as it is applicable).


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

       4.4 ADMINISTRATOR'S POWERS. Subject to the express provisions of the Plan, Rule 16b-3 (so long as it is applicable) and Section 162(m) (so long as it is applicable), the Administrator shall have the authority, in its sole discretion: (a) to adopt, amend and rescind administrative and interpretive rules and regulations relating to the Plan; (b) to determine the eligible persons to whom, and the time or times at which, Awards shall be granted; (c) to determine the number of shares of Stock that shall be the subject of each Award;
(d) to determine the terms and provisions of each Award Agreement (which need not be identical) and any amendments thereof, including provisions defining or otherwise relating to (i) the period or periods and extent of exercisability of any Options or Stock Appreciation Rights, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of Employment Termination, death or disability on the Award and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) to accelerate the time of exercisability of any option or Stock Appreciation Right; (f) to construe the respective Award Agreements and the Plan; (g) to make determinations of the fair market value of Stock; (h) to waive any provision, condition or limitation set forth in an Award Agreement; (i) to delegate its duties under the Plan to such agents as it may appoint from time to time, PROVIDED, HOWEVER, that the Committee of Disinterested Persons may not delegate its duties with respect to making or exercising discretion with respect to Awards to eligible persons if such delegation would cause Awards not to qualify for the performance-based compensation exemption of Section 162(m) or the exemptions provided by Rule 16b-3 (unless the Board of Directors expressly determines not to have Awards under the Plan comply with Section 162(m) or Rule 16b-3) and (j) to make all other determinations, perform all other acts and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 (so long as it is applicable) and Section 162 (m) (so long as it is applicable), the Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award or in any Award Agreement in the manner and to the extent it deems necessary or desirable to implement the Plan, and the Administrator shall be the sole and final judge of that necessity or desirability. The determinations of the Administrator on the matters referred to in this Section 4.4 shall be final and conclusive. Notwithstanding any provision in this Plan to the contrary, Awards will be made to Eligible Directors only under Sections 5.3 and 9 of this Plan. In addition, notwithstanding any provision of this Plan to the contrary, the Administrator shall not have the authority to vary or waive the terms of the Director Stock Option Agreement for Eligible Directors attached to this Plan as Exhibit A and may not in any manner exercise discretion under the Plan with respect to any Awards made to Eligible Directors.

       4.5 TERM OF PLAN. No Awards shall be granted under this Plan after ten years from the Effective Date of this Plan.

       5.     GRANT OF OPTIONS

       5.1 WRITTEN AGREEMENT. Each Option shall be evidenced by an Option Agreement. The Option Agreement shall specify whether each Option it evidences is a NQO or an ISO.

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       5.2    ANNUAL $100,000 LIMITATION ON ISOS.  To the extent that the aggregate "fair market value" of Stock with respect to which ISOs first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account ISOs granted under this Plan and any other plan of the Company or any Affiliate of the Company, the Options covering such additional shares becoming exercisable in that year shall cease to be ISOs and thereafter be NQOs. For this purpose, the "fair market value" of Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as ISOs to meet this $100,000 limit, the most recently granted options shall be reduced first.

       5.3 ANNUAL GRANTS TO DIRECTORS. On the 30th calendar day after Meridian Point Realty Trust IV Co., Meridian Point Realty Trust VI and Meridian Point Realty Trust VII Co. are merged into the Company, each person who is then a member of the Board and who is not then an employee of the Company shall automatically be granted a NQO to purchase 5,000 shares of Stock. On the first day of each calendar quarter beginning with the first day of the second full calendar quarter after that grant date, each person who is then a member of the Board and is not then an employee of the Company shall automatically be granted an NQO to purchase 1,667 shares of Stock. (Each member of the Board who is not an employee of the Company is referred to in this Plan as an "Eligible Director" and each option referred to in the previous two sentences is referred to as a "Director Option".) The exercise price of Director Options shall be the fair market value of the Stock subject to the Option on the date the Option is granted. Each Director Option shall be fully exercisable commencing six months after the date of grant and continuing, unless sooner terminated as provided in this Plan, for ten years after the date it is granted. If, for any reason other than death or permanent and total disability, an Eligible Director ceases to be a member of the Board, each Director Option held by that Eligible Director at the date of termination may be exercised in whole or in part at any time within one year after the date of such termination or until the expiration of the Director Option, whichever is earlier. If an Eligible Director dies or becomes permanently and totally disabled (within the meaning of Section 422(c)(6) of the Code) while a member of the Board (or within the period that the Director Options remain exercisable after the Eligible Director ceases to be a member of the Board), each Director Option then held by that Eligible Director may be exercised, in whole or in part, by the Eligible Director, by the Eligible Director's personal representative or by the person to whom the Eligible Director transferred the Director Option by will or the laws of descent and distribution, at any time within two years after the date of death or permanent and total disability of the Eligible Director or until the expiration date of the Director Option, whichever is earlier. Nothing in this Section 5.3 or in
Section 6.1(c) shall have the effect of accelerating the exercisability of any Director Option. Each Director Option shall be evidenced by an Option Agreement in the form of Exhibit A to this Plan.

       6.     CERTAIN TERMS AND CONDITIONS OF OPTIONS AND OTHER AWARDS

       Each Option shall be designated as an ISO or a NQO and shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2. Notwithstanding the foregoing, the Administrator may provide for different terms and conditions in any Award Agreement or amendment thereto as provided in Section 4.4.

       6.1 ALL AWARDS. All Options and other Awards shall be subject to the following terms and conditions:

              (a) CHANGES IN CAPITAL STRUCTURE. If the number of outstanding shares of Stock is increased by means of a stock dividend payable in shares of Stock, a stock split or other subdivision or by a reclassification of shares of Stock, then, from and after the record date for such dividend, subdivision or reclassification, the number and class of shares of stock subject to this Plan (including its Sections 3, 5.3 and 9) and each outstanding Award shall be increased in proportion to such increase in outstanding shares of Stock and the then-applicable exercise price of each outstanding Award shall be correspondingly decreased. If the number of outstanding shares of Stock is decreased by means of a stock split or other subdivision or by a reclassification of shares of Stock, then, from and after the record date for such split, subdivision or reclassification, the number and class of shares of stock subject to this Plan (including its Sections 3, 5.3 and 9) and each outstanding Award shall be decreased in proportion to such decrease in outstanding shares of Stock and the then-applicable exercise price of each outstanding Award shall be correspondingly increased.

              (b)    CERTAIN CORPORATE TRANSACTIONS.

              (i) This Section 6.1(b) addresses the impact of certain corporate transactions on outstanding Awards other than Awards granted to Eligible Directors (except to the extent provided in Section 6.1(c)) and other than transactions requiring adjustments in accordance with Section 6.1(a). In case of any reclassification or change of outstanding shares of Stock issuable upon exercise of an outstanding Award or in the case of any consolidation or merger of the Company with or into another entity (other than a merger in which the Company is a continuing corporation and which does not result in any reclassification or change in the then-outstanding shares of Stock) or in the case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company or such successor or purchasing entity, as the case may be, shall make lawful and adequate provision whereby the holder of each outstanding Award shall thereafter have the right, on exercise of such Award, to receive the kind and amount of securities, property and/or cash receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of securities issuable upon exercise of such Award immediately before such reclassification, change, consolidation, merger, sale or conveyance. Such provision shall include adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 6.1(a). The actions described in this Section 6.1(b) may be taken without regard to any resulting tax consequences to the Participant.

              (ii) CHANGE OF CONTROL. Upon the occurrence of a Change of Control, (A) all outstanding Stock Appreciation Rights and Options shall immediately become fully vested and exercisable in full, including that portion of any Stock Appreciation Right or Option (other than Director Options) that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (the total number of shares of Stock as to which a Stock Appreciation Right or Option is exercisable upon the occurrence of a Change of Control is referred to herein as the "Total Shares"); and (B) the restriction period of any Restricted Stock Award shall immediately be accelerated and the restrictions shall expire. If a Change of Control involves a Restructure or occurs in connection with a series of related transactions involving a Restructure and if such Restructure is in the form of a Non-Surviving Event and as a part of such Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the holder of an Award shall be entitled to purchase or receive (in lieu of the Total Shares that the Participant would otherwise be entitled to purchase or receive), as appropriate for the form of Award, the number of shares of stock, other securities, cash or property to which that number of Total Shares would have been entitled in connection with such Restructure (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure). Nothing in this Section 6.1(b) shall impose on a Participant the obligation to exercise any Award immediately before or upon the Change of Control, nor shall the Participant forfeit the right to exercise the Award during the remainder of the original term of the Award because of a Change of Control or because the Participant's employment is terminated for any reason following a Change of Control.

       The Company shall attempt to keep all Participants informed with respect to any Change of Control or Restructure or of any potential Change of Control or Restructure to the same extent that the Company's stockholders are informed by the Company of any such event or potential event."

              (c) SPECIAL RULE FOR ELIGIBLE DIRECTORS. In the case of any of the transactions described in the second sentence of Section 6.1(b), that second sentence and the third sentence, but not the fourth sentence, of Section 6.1(b) shall apply to any outstanding Options granted to Eligible Directors under
Section 5.3.

              (d) GRANT DATE. Each Award Agreement shall specify the date as of which it shall be effective (the "GRANT DATE").

              (e) FAIR MARKET VALUE. For purposes of this Plan, the fair market value of Stock shall be determined as follows:

                     (i) If the Stock is listed on any established stock exchange or a national market system, including, without limitation, the National Market System of the National Association of Securities Dealers Automated Quotation System, its fair market value shall be the closing sales price for the Stock, or the mean between the high bid and low asked prices if no sales were reported, as quoted on such system or exchange (or, if the Stock is listed on more than one exchange, then on the largest such exchange) for the date the value is to be determined (or if there are no sales or bids for such date, then for the last preceding business day on which there were sales or bids), as reported in The Wall Street Journal or similar publication.

                     (ii) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the Stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

                     (iii) In the absence of an established market for the Stock, the fair market value shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or similar lines of business.

              (f) TIME OF EXERCISE; VESTING. Awards may, in the sole discretion of the Administrator, be exercisable or may vest, and restrictions may lapse, as the case may be, at such times and in such amounts as may be specified by the Administrator in the grant of the Award.

              (g) TRANSFERS OF AWARDS. The Committee may (in its sole discretion) permit a Participant to transfer an Award, or may cause the Company to grant an Award that otherwise would be granted to an eligible individual, in any of the following circumstances: (i) pursuant to a qualified domestic relations order, (ii) to a trust established for the benefit of the eligible individual or one or more of the children, grandchildren or spouse of the Participant, (iii) to a limited partnership in which all the interests are held by the eligible individual and that person's children, grandchildren or spouse; or (iv) to another person in circumstances that the Committee believes will result in the Award continuing to provide an incentive for the eligible individual to remain in the service of the Company and apply their best efforts for the benefit of the Company. If the Committee determines to allow such transfers or issuances of Awards, any Participant or eligible individual desiring such transfers or issuances shall make application therefore in the manner and time that the Committee specifies and shall comply with such other requirements as the Committee may require to assure compliance with all applicable laws, including securities laws, and to assure fulfillment of the purposes of this Plan. The Committee shall not authorize any such transfer or issuance if it may not be made in compliance with all applicable federal, state and foreign securities laws. The granting of permission for such an issuance or transfer shall not obligate the Company to register the shares of Stock to be issued under the applicable Award.

              (h) NOTICE AND PAYMENT. To the extent it is exercisable, an Award shall be exercisable only by written or recorded electronic notice of exercise, in the manner specified by the Administrator from time to time, delivered to the Company or its designated agent during the term of the Award. The notice shall (i) state the number of shares of Stock with respect to which the Award is being exercised, (ii) be signed or otherwise given by the holder of the Award or by the person authorized to exercise the Award pursuant to Section 6.1(g) if the holder is dead, disabled or incompetent and (iii) include such other information, instruments and documents as may be required to satisfy any other condition to exercise set forth in the Award Agreement. Except as provided below, payment in full, in cash, shall be made for all Stock purchased at the time notice of exercise of an Award is given to the Company. The proceeds of any payment shall constitute general funds of the Company. At the time an Award is granted or before it is exercised, the Administrator, in the exercise of its sole discretion, may authorize any one or more of the following additional methods of payment:

                     (i) acceptance of the Participant's full recourse promissory note for some or all of the exercise price of the shares being acquired, payable on such terms and bearing such interest rate as determined by the Administrator, and secured in such manner, if at all, as the Administrator shall approve, including, without limitation, by a security interest in the Stock or other securities;

                     (ii) delivery by the Participant of Stock of the Company already owned by the Participant for all or part of the exercise price of the shares being acquired, provided that the fair market value of such Stock is equal on the date of exercise to the exercise price of the shares being acquired, or such portion thereof as the Participant is authorized to pay and elects to pay by delivery of such Stock;

                     (iii) surrender by the Participant, or withholding by the Company from the shares issuable upon exercise of the Award, of a number of shares subject to the Award being exercised with a fair market value equal to some or all of the exercise price of the shares being acquired, together with such documentation as the Administrator and the broker, if applicable, shall require or

                     (iv) to the extent permitted by applicable law, payment may be made pursuant to arrangements with a brokerage firm under which that brokerage firm, on behalf of the Participant, shall pay to the Company the exercise price of the Award being exercised (either as a loan to the Participant or from the proceeds of the sale of Stock issued under that Award), and the Company shall promptly cause the shares being purchased under the Award to be delivered to the brokerage firm. Such transactions shall be effected in accordance with the procedures that the Administrator may establish from time to time.

If the exercise price is satisfied in whole or in part by the delivery of shares of Stock pursuant to paragraph (ii) above, the Administrator may issue the Participant an additional Option, with terms identical to those set forth in the Option Agreement governing the exercised Option, except for the exercise price which shall be the fair market value used for such delivery and the number of shares subject to such additional Option shall be the number of shares so delivered.

              (i) TERMINATION OF EMPLOYMENT. Any Award or portion thereof which has not vested on or before the date of a Participant's Employment Termination shall expire on the date of Employment Termination. As to an Award or portion thereof that has vested by the time of

Employment Termination, the Administrator shall establish, in respect of each Award when granted, the effect of an Employment Termination on the rights and benefits thereunder and in so doing may, but need not, make distinctions based upon the cause of termination (such as retirement, death, disability or other factors) or which party effected the termination (the employer or the employee). Notwithstanding any other provision in this Plan or the Award Agreement, the Administrator may decide in its discretion at the time of any Employment Termination (or within a reasonable time thereafter) to extend the exercise period of an Award (but not beyond the period specified in Section 6.2(b) or 6.3(b), as applicable) and not decrease the number of shares covered by the Award with respect to which the Award is exercisable or vested. A transfer of a Participant from the Company to an Affiliate or vice versa, or from one Affiliate to another, or a leave of absence duly authorized by the Company, shall not be deemed an Employment Termination or a break in continuous employment unless the Administrator has provided otherwise.

              (j) OTHER PROVISIONS. Each Award Agreement may contain such other terms, provisions and conditions not inconsistent with this Plan, as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify such Option as an "incentive stock option" within the meaning of Section 422 of the Code, unless the Administrator determines otherwise.

              (k) WITHHOLDING AND EMPLOYMENT TAXES. At the time of exercise of an Award, the lapse of restrictions on an Award or a disqualifying disposition of Stock issued under an ISO (see Section 6.3(c)), the Participant shall remit to the Company in cash all applicable federal and state withholding and employment taxes. The Administrator may, in the exercise of the Administrator's sole discretion, permit a Participant to pay some or all of such taxes by means of a recourse promissory note on such terms as the Administrator deems appropriate. If and to the extent authorized and approved by the Administrator in its sole discretion, a Participant may elect, by means of a form of election to be prescribed by the Administrator, to have shares which are acquired upon exercise of an Award withheld by the Company or tender other shares of Stock owned by the Participant to the Company at the time the amount of such taxes is determined, in order to pay the amount of such tax obligations, subject to such limitations as the Administrator determines are necessary or appropriate to comply with Rule 16b-3 in the case of Participants who are subject to Section 16(b). For example, the Administrator may require that the election be irrevocable and that it satisfy one of the following two conditions:

                     (i) the election may not be made within six months of the acquisition of the securities to be tendered to satisfy the tax withholding obligation (except that this limitation shall not apply in the event that death or disability of the Participant occurs before the expiration of the six-month period) or

                     (ii) the election must be made in any ten-day period beginning on the third business day after the date of release by the Company for publication of quarterly or annual summary statements of sales or earnings of the Company.

Any shares of Stock so withheld or tendered shall be valued by the Company as of the date they are withheld or tendered. If shares of Stock are tendered to satisfy such withholding tax obligation, the Administrator may issue the Participant an additional Option, with terms identical to those set forth in the Option Agreement governing the Option exercised, except that the exercise price shall be the fair market value used by the Company in accepting the tender of shares for such purpose and the number of shares subject to the additional Option shall be the number of shares tendered.

       6.2 TERMS AND CONDITIONS TO WHICH ONLY NQOS ARE SUBJECT. Options granted under this Plan which are designated as NQOs shall be subject to the following terms and conditions:

              (a) EXERCISE PRICE. The exercise price of an NQO shall be determined by the Administrator; provided, however, that the exercise price of an NQO shall not be less than 100 percent of the fair market value of the Stock subject to the Option on the Grant Date or, if required by applicable state securities laws in the case of an NQO granted to any Ten Percent Stockholder, not less than 110 percent of such fair market value.

              (b) OPTION TERM. Unless an earlier expiration date is specified by the Administrator at the Grant Date, each NQO shall expire ten years after the Grant Date or, if required by applicable state securities laws in the case of an NQO granted to a Ten Percent Stockholder, five years after the Grant Date.

       6.3 TERMS AND CONDITIONS TO WHICH ONLY ISOS ARE SUBJECT. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

              (a) EXERCISE PRICE. The exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than 100 percent of the fair market value of the stock covered by the ISO at the Grant Date; provided, however, that the exercise price of an ISO granted to a Ten Percent Stockholder shall not be less than 110 percent of such fair market value.

              (b) OPTION TERM. Unless an earlier expiration date is specified by the Administrator at the Grant Date, each ISO shall expire ten years after the Grant Date; PROVIDED, HOWEVER, that an ISO granted to a Ten Percent Stockholder shall expire no later than five years after the Grant Date.

              (c) DISQUALIFYING DISPOSITIONS. If Stock acquired by exercise of an ISO is disposed of within two years after the Grant Date or within one year after the transfer of the Stock to the optionee, the holder of the Stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition, shall provide such other information regarding the disposition as the Company may reasonably require and shall pay the Company any withholding and employment taxes which the Company in its sole discretion deems applicable to the disposition.

       6.4 SURRENDER OF OPTIONS. The Administrator, acting in its sole discretion, may include a provision in an Option Agreement allowing the optionee to surrender the Option covered by the agreement, in whole or in part in lieu of exercise in whole or in part, on any date that the fair market value of the Stock subject to the Option exceeds the exercise price and the Option is exercisable (to the extent being surrendered). The surrender shall be effected by the delivery of the Option Agreement, together with a signed statement which specifies the number of shares as to which the optionee is surrendering the Option, together with a request for such type of payment. Upon such surrender, the optionee shall receive (subject to any limitations imposed by Rule 16b-3) payment in cash or Stock, or a combination of the two, equal to (or equal in fair market value to) the excess of the fair market value of the shares covered by the portion of the Option being surrendered on the date of surrender over the exercise price for such shares. The Administrator, acting in its sole discretion, shall determine the form of payment, taking into account such factors as it deems appropriate. To the extent necessary to satisfy Rule 16b-3, the Administrator may terminate an optionee's rights to receive payments in cash for fractional shares. Any Option Agreement providing for such surrender privilege shall also incorporate such additional restrictions on the exercise or surrender of Options as may be necessary to satisfy the conditions of Rule 16b-3.

       7.     RESTRICTED STOCK

       Shares of Restricted Stock shall be subject to the following terms and conditions:

       7.1 GRANT. The Administrator may grant one or more Awards of Restricted Stock to any Participant other than Eligible Directors. Each Restricted Stock Award shall specify the number of shares of Stock to be issued to the Participant, the date of issuance, the consideration for such shares (not less than the minimum consideration required under applicable state law) and the restrictions imposed on the shares including the conditions of release or lapse of such restrictions. Unless the Administrator provides otherwise, such restrictions shall not lapse earlier than the later of (i) six months after the date of the Award or (ii) the satisfaction of a specified Stockholder Approved Standard. Pending the lapse of restrictions, stock certificates evidencing shares of Restricted Stock shall bear a legend referring to the restrictions and shall be held by the Company. Upon issuance of Restricted Stock Awards, the Participant may be required to furnish such additional documentation or other assurances as the Administrator may require to enforce the restrictions.

       7.2 RESTRICTIONS. Except as specifically provided elsewhere in this Plan or the Restricted Stock Award, Restricted Stock may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions have lapsed and the rights to the shares have vested. The Administrator may in its discretion provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Administrator may determine.

       7.3 DIVIDENDS. Unless otherwise determined by the Administrator, cash dividends with respect to shares of Restricted Stock shall be paid to the recipient of the Restricted Stock Award on the normal dividend payment dates, and dividends payable in Stock shall be paid in the form of Restricted Stock having the same terms as the Restricted Stock upon which such dividend is paid.

The Award Agreement shall specify whether and, if so, the extent to which the Participant shall be obligated to return to the Company any cash dividends paid with respect to any shares of Restricted Stock which are subsequently forfeited.

       7.4 FORFEITURE OF RESTRICTED SHARES. Except to the extent otherwise provided in the Award Agreement, when a Participant's Employment Termination occurs, the Participant shall forfeit all shares still subject to restriction.

       8.     STOCK APPRECIATION RIGHTS

       The Administrator may grant Stock Appreciation Rights to eligible persons other than Eligible Directors. A Stock Appreciation Right shall entitle its holder to receive from the Company, at the time of exercise of the right, an amount in cash equal to (or, at the Administrator's discretion, shares of Stock equal in fair market value to) the excess of the fair market value (at the date of exercise) of a share of Stock over a specified price fixed by the Administrator in the governing Award Agreement multiplied by the number of shares as to which the holder is exercising the Stock Appreciation Right. The specified price fixed by the Administrator shall not be less than the fair market value of the Stock at the date of grant of the Stock Appreciation Right. Stock Appreciation Rights may be granted in tandem with any previously or contemporaneously granted Option or independent of any Option. The specified price of a tandem Stock Appreciation Right shall be the exercise price of the related Option. Any Stock Appreciation Rights granted in connection with an ISO shall contain such terms as may be required to comply with Section 422 of the Code.

       9.     DIRECTOR STOCK

       9.1 ELECTION. The Company intends to pay each Eligible Director an annual retainer in the amount set from time to time by the Board (the "RETAINER"). Each Eligible Director shall be entitled to receive his or her Retainer exclusively in cash, exclusively in shares of Stock ("Director Stock") or any portion in cash and any portion in Director Stock. Each Eligible Director shall be given the opportunity, during the month the Eligible Director first becomes an Eligible Director and during the last month of each quarter thereafter, to elect among these choices for the remainder of the quarter (in the case of the election made when the Eligible Director first becomes an Eligible Director) and for the following quarter (in the case of any subsequent election). If the Eligible Director chooses to receive at least some of his or her Retainer in Director Stock, the election shall also indicate the percentage of the Retainer to be paid in Director Stock. If an Eligible Director makes no election during his or her first opportunity to make an election, the Eligible Director shall be assumed to have elected to receive his or her entire Retainer in cash. If an Eligible Director makes no election during any succeeding election month, the Eligible Director shall be assumed to have remade the election then currently in effect for that Eligible Director. An election by an Eligible Director to receive a portion of his or her retainer in Director Stock shall either (a) be approved by (i) the Committee or (ii) the Board of Directors or (b) provide that Director Stock received by the Eligible Director pursuant to such election shall be held by the Eligible Director for a period of six months.

       9.2 ISSUANCE. The Company shall make the first issuance of shares of Director Stock on the first trading day of the first full calendar quarter after the effective time of the merger referred to in Section 5.3. Subsequent issuances of Director Stock shall be made on the first trading day of each subsequent calendar quarter and shall be made to all persons who are Eligible Directors on that trading day except any Eligible Director whose Retainer is to be paid entirely in cash. The number of shares of Stock issuable to those Eligible Directors on the relevant trading date indicated above shall equal:



                         (% x R divided by 4) divided by P
WHERE:

       %      =      the percentage of the Eligible Director's Retainer that the
                     Eligible Director elected or is deemed to have elected to receive in the form of Director Stock, expressed as a decimal

       R      =      the Eligible Director's Retainer for the year during which the issuance occurs

       P      =      the closing price, as quoted on the principal exchange on
                     which Stock is traded, on the date of issuance.

Director Stock shall not include any fractional shares. Fractions shall be rounded to the nearest whole share.

       10.    SECURITIES LAWS

       Nothing in this Plan or in any Award or Award Agreement shall require the Company to issue any shares with respect to any Award if, in the opinion of counsel for the Company, that issuance could constitute a violation of the Securities Act, any other law or the rules of any applicable securities exchange or securities association then in effect. As a condition to the grant or exercise of any Award, the Company may require the Participant (or, in the event of the Participant's death, the Participant's legal representatives, heirs, legatees or distributees) to provide written representations concerning the Participant's (or such other person's) intentions with regard to the retention or disposition of the Stock covered by the Award and written covenants as to the manner of disposal of such Stock as may be necessary or useful to ensure that the grant, exercise or disposition will not violate the Securities Act, any other law or any rule of any applicable securities exchange or securities association then in effect. The Company shall not be required to register any Stock under the Securities Act or register or qualify any Stock under any state or other securities laws.

       11.    EMPLOYMENT OR OTHER RELATIONSHIP

       Nothing in this Plan or any Award shall in any way interfere with or limit the right of the Company or of any of its Affiliates to terminate any Participant's employment or status as a consultant or director at any time, nor confer upon any Participant any right to continue in the employ of, or as a director or consultant of, the Company or any of its Affiliates.

       12.    AMENDMENT. SUSPENSION AND TERMINATION OF PLAN

       The Board may at any time amend, suspend or discontinue this Plan without stockholder approval, except as required by applicable law; PROVIDED, HOWEVER, that no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Participant under any Award previously granted, without the Participant's consent, except to conform this Plan and Awards granted to the requirements of federal or other tax laws including ERISA, or to the requirements of Rule 16b-3. The provisions of the Plan relating to Awards for Eligible Directors may not be amended more than once each six months. The Board may choose to require that the Company's stockholders approve any amendment to this Plan in order to satisfy the requirements of Section 422 of the Code, Rule 16b-3, Section 162(m) for any other reason.

       13.    LIABILITY AND INDEMNIFICATION OF ADMINISTRATOR

       No person constituting, or member of the group constituting, the Administrator shall be liable for any act or omission on such person's part, including but not limited to the exercise of any power or discretion given to such member under this Plan, except for those acts or omissions resulting from such member's gross negligence or willful misconduct. The Company shall indemnify each present and future person constituting, or member of the group constituting, the Administrator against, and each person or member of the group constituting the Administrator shall be entitled without further act on his or her part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by such person in connection with or arising out of any action, suit or proceeding to the fullest extent permitted by law and by the Articles of Incorporation and Bylaws of the Company.

       14.    GRANTS TO PERSONS EXPECTED TO BECOME EMPLOYEES OR DIRECTORS

       The Administrator may grant Awards to persons who are expected to become employees, directors (other than Eligible Directors) or consultants of the Company. The grant shall be deemed to have been made upon the date the grantee becomes an employee, director or consultant of the Company without further action or approval by the Administrator.

       15.    CERTAIN DIRECTORS AND OFFICERS

       All Awards Agreements for Participants who are subject to Section 16(b) shall be deemed to include such additional limitations, terms and provisions as Rule 16b-3 then requires unless the Committee determines that any such Award should not comply with the requirements of Rule 16b-3. Unless the Committee determines that an Award to an eligible person is not intended to qualify for the exemption for performance-based compensation under Section 162(m) or unless (and then only to the extent) the requirements of Section 162 (m) change: (a) an Award of a Stock Option shall have an exercise price (and an Award of a Stock Appreciation Right shall have a specified price fixed by the Administrator) at least equal to the fair market value of a share of Stock on the Grant Date of the Award, (b) the period over which the performance objectives of the Award must be satisfied shall not be shorter than six months, (c) the performance objectives applicable to the Award shall be based on one or more of the Stockholder Approved Standards and (d) the Award shall be subject to any additional requirements of Section 162(m).

       16.    SECURITIES LAW LEGENDS

       Certificates for shares of Stock, when issued, may have the following legend and statements of other applicable restrictions endorsed thereon:

       THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE SOLE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE ANY APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

This legend shall not be required for any shares of Stock issued pursuant to an effective registration statement under the Securities Act.

       17.    SEVERABILITY

       If any provision of this Plan is held to be illegal or invalid for any reason, that illegality or invalidity shall not affect the remaining provisions of this Plan, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan. If any of the terms or provisions of this Plan or any Award Agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to eligible persons who are subject to Section 16(b)),
Section 422 of the Code (with respect to ISOs) or Section 162(m) (with respect to the exception for performance-based compensation), those conflicting terms or provisions shall be deemed inoperative to the extent they conflict with those


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

requirements. With respect to ISOs, if this Plan does not contain any provision required to be included in a plan under Section 422 of the Code, that provision shall be deemed to be incorporated into this Plan with the same force and effect as if it had been expressly set out in this Plan; provided, further, that, to the extent any Option that is intended to qualify as an ISO cannot so qualify, that Option (to that extent) shall be deemed a NQO for all purposes of the Plan.

       18.    EFFECTIVE DATE AND PROCEDURAL HISTORY

       This Plan was originally approved by the Company's Board on May 30, 1995. It was approved in that form by the holders of the Company's voting stock on May 31, 1995 (the "Effective Date"). It was amended by the Board on December 15, 1995. It was amended again by the Board on January 26, 1996.
On January 26, 1996, the Amended and Restated Employee and Director Incentive Stock Plan, was approved by the holders of the Company's voting stock. On February 28, 1998, the Board approved certain additional ammendments to the Plan which were effective immediately. On March 27, 1997, the Board approved an amendment to the Plan to increase the number of shares of Stock subject to issuance under the Plan and on May 16, 1996 the holders of the Company's voting stock approved such amendment. On January 20, 1998, the Board approved a further amendment to the Plan. On May 15, 1998, the Board approved this Second Amended and Restated Employee and Director Stock Plan.

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